                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
            UNREGISTERED 12 1/2% SENIOR DISCOUNT DEBENTURES DUE 2008
                                       OF

                        THERMADYNE HOLDINGS CORPORATION

       PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED AUGUST 4, 1998



     As set forth in the Prospectus (as defined below), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for unregistered 12 1/2% Senior Discount Debentures due 2008 (the "Old Debentures"), of Thermadyne Holdings Corporation, are not immediately available or time will not permit a holder's Old Debentures or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.



THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 3, 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.


                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       IBJ SCHRODER BANK & TRUST COMPANY


  By Registered or Certified         By Overnight Courier:             By Hand Delivery:
             Mail:

   IBJ Schroder Bank & Trust       IBJ Schroder Bank & Trust       IBJ Schroder Bank & Trust
            Company                         Company                         Company
          P.O. Box 84                  One State Street                One State Street
     Bowling Green Station         New York, New York 10004        New York, New York 10004
 New York, New York 10274-0084    Attn: Securities Processing     Attn: Securities Processing
Attn: Reorganization Operations  Window, Subcellar One, (SC-1)   Window, Subcellar One, (SC-1)
          Department            Facsimile Transmission Number:
                                  (For Eligible Institutions
                                             Only)
                                        (212) 858-2103
                                 Confirm Receipt of Facsimile
                                         by Telephone:
                                        (212) 858-2611


    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail,
                  by hand, or by overnight delivery service.)

     DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:


     The undersigned hereby tenders to Thermadyne Holdings Corporation, a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated August 4, 1998 (the "Prospectus"), and in the accompanying Letter of
Transmittal, receipt of which is hereby acknowledged, $     in aggregate
principal amount of Old Debentures pursuant to the guaranteed delivery procedures described in the Prospectus.


Name(s) of Registered Holder(s):
---------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code & Telephone No.:
---------------------------------------------------------------------------

Certificate Number(s) for
Old Debentures (if available):
--------------------------------------------------------------------------

Total Principal Amount
Tendered and Represented
by Certificate(s): $
--------------------------------------------------------------------------------

Signature of Registered Holder(s):
---------------------------------------------------------------------

Dated:
--------------------------------------------------------------------------------

[ ]  The Depository Trust Company
    (Check if Old Debentures will be tendered by book-entry transfer)

Account Number:
--------------------------------------------------------------------------------


                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Debentures tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Debentures complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Debentures tendered hereby or confirmation of book-entry transfer of such Old Debentures into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

   Name of Firm:
   --------------------------------------------------------------------------

   Address:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   Area Code and Telephone No.:

 -------------------------------------------------------------------------------

   Authorized Signature:
   --------------------------------------------------------------------------

   Name:
   --------------------------------------------------------------------------

   Title:
   --------------------------------------------------------------------------

   Dated:
   --------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES OF OLD DEBENTURES WITH THIS FORM. CERTIFICATES OF
      OLD DEBENTURES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.